UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BIOSIG TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BioSig Technologies, Inc.
12424 Wilshire Boulevard., Suite 745
Los Angeles, CA 90025
Telephone: (310) 820-8100

June 20, 2018

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of BioSig Technologies, Inc. to be held at 10:00 a.m., New York time, on July 30, 2018, at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112.

Please note that in order to gain admission to the site of our special meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the special meeting, we strongly encourage you to advise Lora Mikolaitis by email at info@biosigtech.com or phone at 512-329-2643 if you plan to attend the meeting prior to 5:00 p.m., New York time, on July 27, 2018, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the special meeting, we encourage you to arrive at the meeting no later than 9:30 a.m., New York time, in order to ensure that you are able to pass through security prior to the start of the meeting.

We are distributing our proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Special Meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about June 20, 2018, rather than a paper copy of the Proxy Statement and the proxy card . The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

Your vote is very important, regardless of the number of shares of our voting securities that you own. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the special meeting, whether or not you plan to attend. If you attend the special meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the special meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the special meeting.

Sincerely,

/s/ Kenneth L. Londoner
Kenneth L. Londoner
Chief Executive Officer and Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
 THE STOCKHOLDER MEETING TO BE HELD ON JULY 30, 2018:

Our official Notice of Special Meeting of Stockholders, Proxy Statement and Proxy Card are available at:

www.proxyvote.com

BioSig Technologies, Inc.
12424 Wilshire Boulevard., Suite 745
Los Angeles, CA 90025
Telephone: (310) 820-8100

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held July 30, 2018

A Special Meeting of Stockholders of BioSig Technologies, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m., New York time, on July 30, 2018, at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112. We will consider and act on the following items of business at the Special Meeting:

(1)
Approval of the Sixth Amendment to the BioSig Technologies, Inc. 2012 Equity Incentive Plan to increase the number of shares of common stock available for issuance pursuant to awards under such plan by 3,500,000 shares, to a total of 18,686,123 shares of common stock (Proposal 1).

(2)
A proposal to authorize the Company’s board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-2 to 1-for-5, such ratio to be determined by the board of directors and included in a public announcement (Proposal 2).

(3)	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals (Proposal 3).

(4)	Such other business as may properly come before the Special Meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the board of directors recommends a vote “FOR” Proposals 1, 2 and 3.

The board of directors has fixed the close of business on June 5, 2018, as the record date (the “Record Date”). Only holders of record of shares of our common stock are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Special Meeting.

Please note that in order to gain admission to the site of our Special Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Special Meeting, we strongly encourage you to advise Lora Mikolaitis by email at info@biosigtech.com or phone at 512-329-2643 if you plan to attend the meeting prior to 5:00 p.m., New York time, on July 27, 2018 so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the special meeting, we encourage you to arrive at the meeting no later than 9:30 a.m., New York time, in order to ensure that you are able to pass through security prior to the start of the meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting in person, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By Order of The Board of Directors,

/s/ Kenneth L. Londoner
Kenneth L. Londoner
Chief Executive Officer and Chairman

June 20, 2018

BioSig Technologies, Inc.
12424 Wilshire Boulevard., Suite 745
Los Angeles, CA 90025
Telephone: (310) 820-8100

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held July 30, 2018

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “BioSig Technologies” refer to BioSig Technologies, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.001 per share.

The accompanying proxy is solicited by the board of directors on behalf of BioSig Technologies, Inc., a Delaware corporation, to be voted at the special meeting of stockholders of the Company (the “Special Meeting”) to be held on July 30, 2018, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Special Meeting. This Proxy Statement and accompanying form of proxy are expected to be first sent or given to stockholders on or about June 20, 2018.

The executive offices of the Company are located at, 12424 Wilshire Blvd., Suite 745, Los Angeles, CA 90025 and the mailing address of the Company is 12600 Hill Country Blvd. R-275 Austin, TX 78738.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
 THE STOCKHOLDER MEETING TO BE HELD ON JULY 30, 2018:

Our official Notice of Special Meeting of Stockholders and Proxy Statement are available at:

www.proxyvote.com

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of this Proxy Statement and proxy card. We believe this process allows us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering costs of printing and distributing our proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access those documents over the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement and a form of proxy card or voting instruction card.

ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Special Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)
Approval of the Sixth Amendment (the “Sixth Amendment”) to the BioSig Technologies, Inc. 2012 Equity Incentive Plan (the “2012 Plan”) to increase the number of shares of common stock available for issuance pursuant to awards under such plan by 3,500,000 shares, to a total of 18,686,123 shares of common stock (Proposal 1).

(2)
A proposal to authorize the Company’s board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, at a ratio in the range of 1-for-2 to 1-for-5, such ratio to be determined by the board of directors and included in a public announcement (Proposal 2).

(3)	Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals (Proposal 3).

(4)	Such other business as may properly come before the Special Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Proxy Statement in the future, he or she may contact BioSig Technologies, Inc. by mail at 12600 Hill Country Blvd. R-275 Austin, TX 78738, Attn: Lora Mikolaitis or call 512-329-2643 and ask for Lora Mikolaitis. Eligible stockholders of record receiving multiple copies of our Notice or Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

The rules of the Securities and Exchange Commission require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. As such, we have elected to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of the Notice or this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice for shares held in your name and a notice or voting instruction card for shares held in street name. Please follow the directions provided in the Notice and each additional notice or voting instruction card you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on June 5, 2018 (the “Record Date”). The Record Date is established by the board of directors as required by Delaware law. On the Record Date, 36,471,347 shares of common stock were issued and outstanding. On the Record Date, 575 shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”) were issued and outstanding, and after application of the beneficial ownership limitation pursuant to the terms of the Series C Preferred Stock as set forth in the certificate of designation for the Series C Preferred Stock, certain holders of Series C Preferred Stock are entitled to an aggregate of 554,263 votes on the proposals described in this proxy statement.  On the Record Date, 27 shares of Series D Convertible Preferred Stock (the “Series D Preferred Stock”, and together with the Series C Preferred Stock, the “Preferred Stock”) were issued and outstanding, and after application of the beneficial ownership limitation pursuant to the terms of the Series D Preferred Stock as set forth in the certificate of designation for the Series D Preferred Stock, certain holders of Series D Preferred Stock are entitled to an aggregate of 34,316 votes on the proposals described in this proxy statement.  See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Special Meeting?

Holders of common stock and the Preferred Stock at the close of business on the Record Date may vote at the Special Meeting.

What are the voting rights of the stockholders?

The Company has three classes of voting stock entitled to vote at the Special Meeting, common stock, Series C Preferred Stock and Series D Preferred Stock.  Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Special Meeting.  Each holder of Preferred Stock is entitled to the number of votes equal to the number of whole shares of common stock into which the shares of Preferred Stock held by such holder are then convertible (subject to the 4.99% beneficial ownership limitations) with respect to any and all matters presented to the stockholders for their action or consideration. Holders of Preferred Stock vote together with the holders of common stock as a single class, except as provided by law and except as set forth in the respective certificates of designation for the Preferred Stock. Holders of our common stock and Preferred Stock will vote together as a single class on all matters described in this Proxy Statement.

The presence, in person or by proxy, of the holders of a majority of the shares of the stock entitled to vote at the Special Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, the stockholders entitled to vote at the Special Meeting, present in person or by proxy, may adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Each of Proposal 2 and Proposal 3 is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposals. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1.

How do I vote my shares?

Your vote is very important to us and we hope that you will attend the Special Meeting. However, whether or not you plan to attend the Special Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction card (from your broker or other intermediary). There are three convenient ways of submitting your vote:

●
By Telephone or Internet - All record holders can vote by touchtone telephone from the U.S. using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their broker or other intermediary makes those methods available, in which case the broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

`	●
In Person - All record holders may vote in person at the Special Meeting. “Street name” holders may vote in person at the Special Meeting if their broker or other intermediary has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your broker or other intermediary to furnish you with a nominee issued proxy. You will need to bring the nominee issued proxy with you to the Special Meeting and hand it in with a signed ballot that will be provided to you at the Special Meeting. You will not be able to vote your shares without a nominee issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

●
By Written Proxy - All record holders can vote by written proxy card by completing, signing and returning the enclosed proxy card in the postage-paid envelope. If you are a “street name” holder, you will receive a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares.

The board of directors has appointed Kenneth L. Londoner, chief executive officer, chairman and director, and Steven Chaussy, chief financial officer to serve as the proxies for the Special Meeting.

If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction card provided by your broker or other intermediary except with respect to one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?”

Even if you currently plan to attend the Special Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by Kenneth L. Londoner, the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

Stockholders may vote for any proposal, against any proposal, or abstain from voting on any proposal.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1—FOR the approval of the Sixth Amendment to the 2012 Plan.

Proposal 2—FOR the approval of the proposal to authorize the Company’s board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-2 to 1-for-5, such ratio to be determined by the board of directors and included in a public announcement.

Proposal 3—FOR the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the approval of the Sixth Amendment to the 2012 Plan.

Proposal 2—FOR the approval of the proposal to authorize the Company’s board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-2 to 1-for-5, such ratio to be determined by the board of directors and included in a public announcement.

Proposal 3—FOR the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●
Attending the Special Meeting and voting in person. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Special Meeting to revoke your proxy.

●	Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Special Meeting will be counted).

●	Completing and submitting a new valid proxy card bearing a later date.

●
Giving written notice of revocation to the Company addressed to Steve Chaussy, chief financial officer, at the Company’s mailing address, 12600 Hill Country Blvd., R-275, Austin, TX 78738, which notice must be received before noon, New York time on July 29, 2018.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Approval of the Sixth Amendment to the 2012 Plan (Proposal 1) will require the affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Special Meeting entitled to vote on such proposal.

Approval of the proposal to authorize the Company’s board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-2 to 1-for-5, such ratio to be determined by the board of directors and included in a public announcement (Proposal 2) will require the affirmative vote of the holders of a majority of the shares of our issued and outstanding voting securities entitled to vote on such proposal at the Special Meeting.

Approval of the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals (Proposal 3) will require the affirmative vote of a majority of the votes cast on such proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Abstentions will have the same effect as a vote against the Sixth Amendment to the 2012 Plan (Proposal 1) and the amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split at the discretion of the Company’s board of directors (Proposal 2).

Broker non-votes are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon the approval of the Sixth Amendment to the 2012 Plan (Proposal 1). With respect to the proposal to authorize the Company’s board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-2 to 1-for-5, such ratio to be determined by the board of directors and included in a public announcement (Proposal 2) and the proposal to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals (Proposal 3), if you do not give your broker specific instructions on how to vote your shares with respect to such proposals, your broker may vote your shares at its discretion.  .

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a Current Report on Form 8-K, which it expects to file with the Securities and Exchange Commission within four business days following the Special Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Lora Mikolaitis by email at info@biosigtech.com or phone at 512-329-2643.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of June 4, 2018 by:

●	each person known by us to beneficially own more than 5.0% of each class of voting securities;

●	each of our directors;

●	each of the named executive officers; and

●	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security.  With respect to the warrants held by the beneficial owners listed below, there exist contractual provisions limiting conversion and exercise to the extent such conversion or exercise would cause such beneficial owner, together with its affiliates or members of a “group,” to beneficially own a number of shares of common stock which would exceed from 4.99% to 9.99% of our then outstanding shares of common stock following such conversion or exercise. The shares and percentage ownership of our outstanding shares indicated in the table below do not give effect to these limitations.  Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o BioSig Technologies, Inc., 12424 Wilshire Blvd Suite 745 Los Angeles, CA 90025.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)		Percentage Class (1)(2)	Number of Shares of Series C Preferred Stock Beneficially Owned	Percentage Class (15)	Number of Shares of Series D Preferred Stock Beneficially Owned	Percentage Class (16)	Total Voting Power

5% Beneficial Owners
Lora Mikolaitis	3,458,724	(3)	9.40%	-	-	-	-	9.40%

David Cherry	2,808,639	(4)	7.51%	-	-	-	-	7.51%

Ramachandra Malya	1,878,000	(5)	5.07%	-	-	-	-	5.07%

Kenneth Epstein	139,132	(17)	*	100	17.39%	-	-	*

Jerome B. Zeldis	612,671	(18)	1.66%	50	8.70%	-	-	1.66%

Ray Weber	68,243	(19)	*	45	7.82%	-	-	*

INTL FCStone Financial Inc C/F Raymond E Weber IRA	48,384	(20)	*	35	6.09%			*

Robert W Baird & Co Inc TTEE FBO Brian Mark Miller ROTH IRA	198,560	(21)	*	100	17.39%	-	-	*

Fourfathom Capital, LLC	138,239	(22)		100	17.39%

Scott D. Gamble	137,211	(23)	*	100	17.39%	-	-	*

Brio Capital Master Fund Ltd.	336,760	(24)	*	-	-	27	100%	*

Officers and Directors
Kenneth L. Londoner	4,789,413	(6)	12.98%	-	-	-	-	12.98%

Roy T. Tanaka	974,802	(7)	2.61%	-	-	-	-	2.61%

Seth H. Z. Fischer	616,916	(8)	1.66%	-	-	-	-	1.66%

Patrick J. Gallagher	316,150	(9)	*	-	-	-	-	*

Jeffrey F. O’Donnell, Sr.	779,800	(10)	2.12%	-	-	-	-	2.12%

Steve Chaussy	1,222,323	(11)	3.35%	-	-	-	-	3.35%

Andrew L. Filler	94,518	(12)	*	-	-	-	-	*

David Weild IV	400,000	(13)	1.09%	-	-	-	-	1.09%

Donald E. Foley	655,000	(14)	1.78%	-	-	-	-	1.78%

All directors and executive officers as a group (9 persons)	9,848,922		26.70%	-	-	-	-	26.70%

* Less than 1%

(1)
Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise of all options and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of June 4, 2018, except as otherwise noted. Shares issuable pursuant to the exercise of stock options and other securities convertible into common stock exercisable within 60 days are deemed outstanding and held by the holder of such options or other securities for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)	These percentages have been calculated based on 36,471,347 shares of common stock outstanding as of June 4, 2018.

(3)
Comprised of (i) 43,750 shares of common stock, (ii) options to purchase 337,500 shares of common stock that are currently exercisable or exercisable within 60 days of June 4, 2018, and (iii) 3,077,474 shares of common stock held by Miko Consulting Group, Inc. Lora Mikolaitis has sole voting and dispositive power over the securities held for the account of Miko Consulting Group, Inc.

(4)
Comprised of (i) 10,000 shares of common stock and warrants to purchase 5,000 shares of common stock, (ii) 316,642 shares of common stock and warrants to purchase 158,321 shares of common stock held by Thomas David Cherry as Trustee of Cherry Family Trust, a trust for which David Cherry is deemed the beneficial owner, and (iii) 1,545,784 shares of common stock and warrants to purchase 772,892 shares of common stock held by Cherry Pipes Ltd., David Cherry has sole voting and dispositive power over the securities held for the account of Cherry Pipes Ltd.

(5)	Comprised of (i) 1,338,000 shares of common stock and (ii) warrants to purchase 540,000 shares of common stock.

(6)
Comprised of (i) 1,422,985 shares of common stock directly held by Mr. Londoner, (ii) 2,953,307 shares of common stock held by Endicott Management Partners, LLC, an entity for which Mr. Londoner is deemed the beneficial owner, (iii) warrants to purchase 163,121 shares of common stock, and (v) options to purchase 250,000 shares of common stock that are currently exercisable.

(7)	Comprised of (i) 80,875 shares of common stock and (ii) options to purchase 893,927 shares of common stock that are currently exercisable.

(8)	Comprised of (i) 25,000 shares of common stock and (ii) options to purchase 591,916 shares of common stock that are currently exercisable or exercisable within 60 days of June 4, 2018.

(9)
Comprised of (i) 53,000 shares of common stock directly held by Mr. Gallagher, (ii) 6,000 shares of common stock held by Amy E Gallagher Educational Trust for which Mr. Gallagher is deemed the beneficial owner, (iii) 6,000 shares of common stock held by Hans Gallagher Educational Trust for which Mr. Gallagher is deemed the beneficial owner, (iv) options to purchase 239,926 shares of common stock that are currently exercisable or exercisable within 60 days of June 4, 2018, and (v) warrants to purchase 11,224 shares of common stock.

(10)	Comprised of (i) 409,000 shares of common stock and (ii) options to purchase 370,800 shares of common stock that are currently exercisable.

(11)	Comprised of (i) 1,162,323 shares of common stock and (ii) options to purchase 60,000 shares of common stock that are currently exercisable.

(12)	Comprised of (i) 44,518 shares of common stock and (ii) options to purchase 50,000 shares of common stock that are currently exercisable.

(13)	Comprised of (i) 50,000 shares of common stock and (ii) options to purchase 350,000 shares of common stock that is currently exercisable.

(14)
Comprised of (i) 255,000 shares of common stock, (ii) options to purchase 300,000 shares of common stock that are currently exercisable or exercisable within 60 days of June 4, 2018 and (iii) warrants to purchase 100,000 shares of common stock.

(15)	These percentages have been calculated based on 575 shares of Series C Preferred Stock outstanding as of June 4, 2018.

(16)	These percentages have been calculated based on 27 shares of Series D Preferred Stock outstanding as of June 4, 2018.

(17)
Comprised of (i) 535 shares of common stock issued in lieu of cash payments on the interest accrued on his bridge notes, (ii) 96,969 shares of common stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of June 4, 2018, and (iii) 41,628 shares of common stock issuable upon the exercise of warrants issued in consideration of certain amendments made to our Securities Purchase Agreement and Registration Rights Agreement. Mr. Epstein’s address is 4 Brightfield Lane, Westport, CT 06880.

(18)
Comprised of (i) 137,245 shares of common stock, (ii) 48,485 shares of common stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of June 4, 2018, (iii) 6,123 shares of common stock issuable upon the exercise of warrants purchased in two private placement transactions, (iv) 20,818 shares of common stock issuable upon the exercise of warrants issued in consideration of certain amendments made to our Securities Purchase Agreement and Registration Rights Agreement and (v) options to purchase 400,000 shares of common stock that are currently exercisable. Mr. Zeldis’s address is 151 Library Place, Princeton, NJ 08540.

(19)
Comprised of (i) 43,264 shares of common stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of June 4, 2018, (ii) 8,326 shares of common stock issuable upon the exercise of warrants purchased in a private placement transaction and (iii) 16,653 shares of common stock issuable upon the exercise of warrants issued in consideration of certain amendments made to our Securities Purchase Agreement and Registration Rights Agreement. Ray Weber may also be deemed beneficial owner of shares held by Sterne Agee & Leach Inc C/F Raymond E Weber IRA. Mr. Weber’s address is 27 Zabriskie St., Jersey City, NJ 07307.

(20)
Comprised of (i) 33,814 shares of common stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of June 4, 2018, and (ii) 14,570 shares of common stock issuable upon the exercise of warrants issued in consideration of certain amendments made to our Securities Purchase Agreement and Registration Rights Agreement. This stockholder’s address is 27 Zabriskie St., Jersey City, NJ 07307.

(21)
Comprised of (i) 94,492 shares of common stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of June 4, 2018, (ii) 83,254 shares of common stock issuable upon the exercise of warrants purchased in a private placement transaction and (iii) 20,814 shares of common stock issuable upon the exercise of warrants issued in consideration of certain amendments made to our Securities Purchase Agreement and Registration Rights Agreement. This stockholder’s address is 60 Summit Avenue, Mill Valley, CA 94941.

(22)
Brian Miller, manager of Fourfathom Capital, LLC, has sole voting and dispositive power over the securities held for the account of this selling stockholder. Comprised of (i) 96,611 shares of common stock issuable upon the conversion of shares of our Series C Preferred Stock including dividends accrued thereon as of June 4, 2018, and (ii) 41,628 shares of common stock issuable upon the exercise of warrants issued in consideration of certain amendments made to our Securities Purchase Agreement and Registration Rights Agreement. This stockholder’s address is 60 Summit Avenue, Mill Valley, CA 94941.

(23)
Comprised of (i) 95,583 shares of common stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of June 4, 2018, (ii) 41,628 shares of common stock issuable upon the exercise of warrants issued in consideration of certain amendments made to our Securities Purchase Agreement and Registration Rights Agreement. This stockholder’s address is 10222 Nickolas Ave., Highlands, CO 80130.

(24)
Comprised of (i) 34,316 shares of common stock issuable upon the conversion of shares of our Series D Preferred Stock, including dividends accrued thereon as of June 4, 2018, (ii) 289,944 shares of common stock issuable upon the exercise of warrants purchased in two private placement transactions. and (iii) 12,500 shares of common stock issuable upon the exercise of warrants issued in consideration of certain amendments made to our Securities Purchase Agreement and Registration Rights Agreement. Brio Capital Master Fund Ltd.’s address is 100 Merrick Road Suite 401W Rockville Centre, NY 11570-4800.

EXECUTIVE COMPENSATION
Summary Compensation Table

The following table provides certain summary information concerning compensation, for our last two fiscal years awarded to, earned by or paid to our named executive officers: (i) Kenneth L. Londoner, our chief executive officer, executive chairman and member of our board, (ii) Gregory D. Cash, our former chief executive officer and former member of our board and (iii) Steven Chaussy, our chief financial officer.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kenneth L. Londoner, Chief Executive Officer, Executive Chairman and Director (7)	2017	435,000	-	758,500	(1)	-	-	-	1,193,500
	2016	315,000	-	538,940	(2)	-	-	-	853,940
Gregory D. Cash, President, Former Chief Executive Officer and Director	2017	179,252		137,000	(3)	-	-	-	316,252
	2016	325,000		259,221	(4)	-	-	-	584,221
Steven Chaussy, Chief Financial Officer	2017	180,833		380,000	(5)	-	-	-	560,833
	2016	110,000		386,000	(6)	-	-	-	496,000

(1)	Represents (i) common stock award or 450,000 shares granted November 8, 2017 and (ii) a common stock award of 50,000 shares granted on November 9, 2017
(2)	Represents (i) a common stock award of 250,000 shares granted May 4, 2016 and (ii) a common stock award of 41,500 shares granted December 8, 2016.
(3)	Represents a common stock award of 100,000 shares granted June 6, 2017
(4)
Represents (i) a stock option granted May 18, 2016 for the purchase of 150,000 shares of common stock at $1.84 for ten years, exercisable immediately and (ii) a common stock award of 20,875 shares granted December 8, 2016.

(5)	Represents a common stock award of 250,000 shares granted November 8, 2017
(6)	Represents a common stock award of 200,000 shares granted May 4, 2016.
(7)	Mr. Londoner served as our Executive Chairman and Director through the entirety of our last two fiscal years. Mr. Londoner has served as our Chief Executive Officer since July 31, 2017.

Agreements with Executive Officers and Change-In-Control Arrangements

Kenneth L. Londoner

We entered into an employment agreement with Kenneth Londoner on March 1, 2013.  The employment agreement terminated on March 1, 2015, after which Mr. Londoner’s employment became on an at-will basis.  Prior to its termination, Mr. Londoner’s employment agreement required that Mr. Londoner receive an annual base salary of $225,000 and be eligible for annual discretionary bonuses and equity-based incentives, as our board may determine.   In September 2013, Mr. Londoner resigned as our chief executive officer, but remained employed by us an executive. Moreover, in November 2013, Mr. Londoner was appointed our executive chairman and on July 31, 2017, Mr. Londoner was again appointed as our chief executive officer.  While Mr. Londoner’s employment agreement expired on March 1, 2015, we intend to continue to compensate Mr. Londoner pursuant to the terms of his former employment agreement for his contributions with respect to corporate finance, investor relations, and business development.

Prior to entering into his employment agreement, Mr. Londoner was an at-will employee.

Gregory D. Cash

On July 15, 2014, we entered into an employment agreement with Gregory Cash. The employment agreement had an initial term of three years that expired on July 15, 2017. Under the employment agreement, Mr. Cash was entitled to an annual base salary of $275,000. On March 31, 2015, upon our closing an equity or equity-linked financing with proceeds of at least $3.5 million (a “Qualified Financing”), Mr. Cash’s annual base salary automatically increased to $325,000 and he received (i) a one-time payment equal to the difference between the amount he would have earned if his base salary was $325,000 and the amount he actually earned at his base salary of $275,000 for the time period from the effective date of the agreement until the closing of such Qualified Financing and (ii) a one-time cash bonus of $30,000. Mr. Cash was also eligible to receive an annual bonus equal to at least 50% of the sum of his base salary and one-time payment, based on the achievement of reasonable performance criteria to be determined by the board in consultation with Mr. Cash within 90 days of the effective date.

In accordance with Mr. Cash’s employment agreement, on July 15, 2014, we granted Mr. Cash an incentive stock option to purchase 1,265,769 shares of common stock, made pursuant to an Incentive Stock Option Agreement. The option had an exercise price of $2.21, which was the fair market value of our common stock on the date of grant, and a term that expired ten years from the date of grant. The option vested as follows (i) 542,473 shares of common stock were to vest in eleven equal installments of 45,206 shares of common stock and one final installment of 45,207 shares of common stock on a quarterly basis with the first installment vesting on the effective date of his employment agreement and subsequent installments vesting every three months thereafter; (ii) 180,824 shares of common stock were to vest immediately upon completion of a Qualified Financing; (iii) 180,824 shares of common stock were to vest upon the listing of our common stock on a recognized U.S. national securities exchange (i.e., NYSE, MKT LLC, The Nasdaq Stock Market LLC or the New York Stock Exchange); (iv) 180,824 shares of common stock were to vest upon the 510(k) clearance or any other type of clearance deemed necessary by the FDA of our PURE EP technology platform; and (v) 180,824 shares of common stock were to vest upon our achieving a market capitalization of $150,000,000 and maintaining such market capitalization for at least 90 consecutive calendar days. This option terminated on August 30, 2017.

In connection with the termination of Mr. Cash’s employment with the Company, we entered into a General Release and Severance Agreement (the “Severance Agreement”) with Mr. Cash, pursuant to which Mr. Cash’s employment with the Company was terminated effective as of June 1, 2017.  Pursuant to the Severance Agreement, the Company agreed, among other things, to: (i) make severance payments in an amount equal to Mr. Cash’s base salary, less applicable taxes and other withholdings, through July 14, 2017, payable in equal installments in accordance with the normal payroll policies of the Company; (ii) provide through December 31, 2017, or until Mr. Cash becomes eligible for comparable employer sponsored health plan benefits, whichever is sooner, all health plan benefits to which Mr. Cash was entitled prior to the Separation Date, pursuant to Mr. Cash’s election of COBRA with the Company and Mr. Cash paying the relative costs therefor in the same proportion as existed while Mr. Cash was an active employee of the Company; (iii) issue 100,000 shares of restricted stock to Mr. Cash, subject to the terms and conditions of the BioSig Technologies, Inc. 2012 Equity Incentive Plan and the Award Agreement (as described below); and (iv) transfer to Mr. Cash title to certain equipment previously issued to him.

On May 31, 2017, the Company entered into a Restricted Stock Award Agreement (the “Award Agreement”) with Mr. Cash, pursuant to which the Company issued Mr. Cash the 100,000 shares of restricted stock (the “Severance Shares”) he was entitled to under the Severance Agreement. Pursuant to the Award Agreement, the Severance Shares: (i) vested 100% as of the date of grant; (ii) are subject to forfeiture immediately upon any revocation by Mr. Cash of his release of claims against the Company under the Severance Agreement; and (iii) are subject to a one-year lock-up period, during which Mr. Cash will not be permitted to sell, transfer, pledge, hypothecate, margin, assign or otherwise encumber any of the Severance Shares.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding equity awards that have been previously awarded to each of the named executive officers and which remained outstanding as of December 31, 2017.

Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Kenneth	250,000	-	$2.09	1/16/2020	-	$-	-	$-
Londoner

Steven	30,000	-	$2.09	1/16/2020	-	$-	-	$-
Chaussy	30,000	-	$2.09	6/11/2023	-	$-	-	$-

BioSig Technologies, Inc. 2012 Equity Incentive Plan

On October 19, 2012, our board of directors adopted the BioSig Technologies, Inc. 2012 Equity Incentive Plan, which provides for the grant of stock options, stock appreciation rights, restricted stock and restricted stock units to employees, directors and consultants, to be granted from time to time as determined by our board of directors or its designees. An aggregate of 15,186,123 shares of common stock are reserved for issuance under the BioSig Technologies, Inc. 2012 Equity Incentive Plan.  As of June 4, 2018, the number of options and restricted stock awards granted under the BioSig Technologies, Inc. 2012 Equity Incentive Plan are 15,184,383.

Equity Compensation Plan Information
As of December 31, 2017

The following table provides certain information as of December 31, 2017, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	8,510,319	$2.10	1,907,509
Equity compensation plans not approved by security holders	-	-	-
Total	8,510,319	2.10	1,907,509

DIRECTOR COMPENSATION

The following table sets forth summary information concerning the total compensation paid to our non-employee directors during the fiscal year ended December 31, 2017 for services to our company.

Name	Fees Earned or Paid in Cash ($)		Equity Awards ($)		Total ($)
Donald E. Foley		$-	$44,700	(1)	$44,700
Roy T. Tanaka		$-	$44,700	(1)	$44,700
Andrew L. Filler		$-	$44,700	(1)	$44,700
Patrick J Gallagher		$-	$42,084	(2)	$42,084
Seth H. Z. Fischer	$		$69,537	(3)	$69,537
Jeffrey F O’Donnell, Sr		$-	$378,500	(4)	$378,500
David Weild, IV		$-	$74,500	(5)	$74,500
Jerome B. Zeldis (former member) (6)		$-	$-		$-
Total:		$-	$698,721		$698,721

(1)	Represents (i) a common stock award of 30,000 shares granted November 9, 2017
(2)
Represents (i) a stock option granted December 22, 2017 for the purchase of 39,926 shares of common stock, vesting immediately, at an exercise price of $1.37 per share and termination date of December 22, 2027.

(3)
Represents (i) 2 stock options granted December 22, 2017 for the purchase of an aggregate of 65,972 shares of common stock, vesting immediately, at an exercise price of $1.37 per share and termination date of December 22, 2027.

(4)	Represents (i) a common stock award of 200,000 shares granted on November 8, 2017 and (ii) a common stock award of 50,000 shares granted November 9, 2017.
(5)	Represents (i) a common stock award of 50,000 shares granted November 9, 2017
(6)	Dr. Zeldis retired as our director on November 9, 2017.

PROPOSAL 1: APPROVAL OF SIXTH AMENDMENT TO THE BIOSIG TECHNOLOGIES, INC. 2012 EQUITY INCENTIVE PLAN

Our board of directors is seeking the approval of our stockholders of an amendment to the 2012 Plan, which was adopted by our board of directors on June 4, 2018, subject to stockholder approval (the “Sixth Amendment”).  The 2012 Plan was originally approved by our board of directors on October 19, 2012, and by our stockholders on October 17, 2012.  Under the 2012 Plan as originally adopted, we reserved 2,000,000 shares of our common stock, plus (i) any shares of our common stock that had previously been reserved for issuance, but had not been so issued, pursuant to awards under the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan (the “2011 Plan”) and (ii) any shares of common stock subject to stock options or similar awards under the 2011 Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2011 Plan that are forfeited to or repurchased by the Company—with the maximum number of Shares to be added pursuant to clauses (i) and (ii) equal to 1,500,000 shares—for a total of 3,500,000 shares of our common stock that could be issued pursuant to awards under the 2012 Plan. The 2012 Plan has been amended five times, four of which amendments increased the number of shares of our common stock reserved for issuance pursuant to awards under the 2012 Plan. The First Amendment to the 2012 Plan increased the number of shares of common stock available for issuance pursuant to awards under the 2012 Plan by 2,506,123 shares, to a total of 6,006,123 shares of our common stock.  The Second Amendment to the 2012 Plan increased the number of shares of common stock available for issuance pursuant to awards under the 2012 Plan by an additional 2,800,000 shares, to a total of 8,806,123 shares of our common stock. The Third Amendment to the 2012 Plan increased the number of shares of common stock available for issuance pursuant to awards under the 2012 Plan by an additional 2,880,000 shares, to a total of 11,686,123 shares of our common stock. The Fourth Amendment to the 2012 Plan revised the plan’s definition of fair market value for purposes of certain awards granted under the 2012 Plan. The Fifth Amendment to the 2012 Plan increased the number of shares of common stock available for issuance pursuant to awards under the 2012 Plan by an additional 3,500,000 shares, to a total of 15,186,123 shares of our common stock. As of June 4, 2018, there were zero (0) shares remaining available for future issuance of awards under the 2012 Plan. The Sixth Amendment further increases the number of shares of common stock available for issuance pursuant to awards under the 2012 Plan by an additional 3,500,000 shares, to a total of 18,686,123 shares of our common stock available for issuance under the Plan.

We believe that operation of the 2012 Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors, and consultants, and to promote the success of our business. The 2012 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, consultants, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our 2012 Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe that there is an insufficient number of shares remaining under our 2012 Plan to meet our current and projected needs. Accordingly, it is the judgment of our board of directors that the Sixth Amendment is in the best interest of the Company and its stockholders. We believe that the Sixth Amendment to increase the number of shares of common stock available for issuance pursuant to awards under the 2012 Plan reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

A copy of the Sixth Amendment and the 2012 Plan are included as Annex A and Annex B, respectively, to this Proxy Statement.  Described below is a summary of certain key provisions of the 2012 Plan, which is qualified in its entirety by reference to the full text of the 2012 Plan.

The board of directors recommends that the stockholders vote “FOR” the approval of the Sixth Amendment.

Summary of the Proposed Sixth Amendment

Our board of directors adopted the Sixth Amendment on June 4, 2018, subject to stockholder approval, to increase the number of shares of our common stock available for issuance pursuant to awards under the 2012 Plan by an additional 3,500,000 shares, to a total of 18,686,123 shares of common stock, which includes 1,500,000 shares of our common stock previously reserved for issuance for awards under the 2011 Plan, but never so issued or which expired or were terminated, forfeited, or repurchased by the Company.

Description of the 2012 Plan

Purpose.  The purpose of the 2012 Plan is to enable the Company to attract and retain the best available personnel for positions of substantial responsibility, provide additional incentive to employees, directors, and consultants, and to promote the success of the Company’s business. The 2012 Plan provides for the granting of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, and restricted stock units, which may be granted singly, in combination, or in tandem, and which may be paid in cash, shares of common stock, or a combination of cash and shares of common stock, as described in more detail below. The 2012 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, consultants, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of U.S. tax laws.

Effective Date and Expiration. The 2012 Plan became effective on October 19, 2012, subject to and conditioned upon stockholder approval of the 2012 Plan, and will continue in effect for a term of 10 years from the later of (a) the plan’s effective date, October 19, 2012, or (b) the earlier of the most recent board of directors or stockholder approval of an increase in the number of shares reserved for issuance under the 2012 Plan.

Share Authorization. Subject to certain adjustments, the maximum aggregate number of shares of our common stock that may be delivered pursuant to awards under the 2012 Plan is currently 15,186,123 shares (which includes 1,500,000 shares of our common stock previously reserved for issuance for awards under the 2011 Plan, but never so issued or which expired or were terminated, forfeited, or repurchased by the Company), 100% of which may be delivered pursuant to incentive stock options.  If the Sixth Amendment is approved, the total number of shares that may be issued pursuant to awards will be increased by 3,500,000 shares for a total of 18,686,123 shares.

Shares to be issued may be made available from authorized but unissued or reacquired shares of our common stock. During the term of the 2012 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2012 Plan. If an award under the 2012 Plan is cancelled, forfeited to or repurchased by the Company, expires (in whole or in part), or is surrendered pursuant to an “Exchange Program” (as defined in the 2012 Plan), the shares subject to such cancelled, forfeited, repurchased, expired, or surrendered award may again be awarded under the 2012 Plan.  With respect to stock appreciation rights, only shares of common stock actually issued pursuant to a stock appreciation right will cease to be available under the 2012 Plan, with the remaining shares of common stock subject to the stock appreciation right remaining available for future awards under the 2012 Plan.  If shares of common stock are delivered to us in full or partial payment of the exercise price of a stock option or the tax withholding obligations related to awards granted under the 2012 Plan, the number of shares available for future awards under the 2012 Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award.  Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2012 Plan only to the extent the award is ultimately satisfied by the issuance of shares.

Administration. The 2012 Plan may be administered by our board of directors or one or more of its committees as may be designated by the board of directors to administer the 2012 Plan (the “Administrator”).  The Administrator will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; construe and interpret the 2012 Plan and awards granted thereunder; establish and revise rules and regulations relating to the 2012 Plan; institute and determine the terms and conditions of an Exchange Program, and make any other determinations it believes necessary for the administration of the 2012 Plan.  Subject to the provisions of the 2012 Plan, the Administrator’s decisions, determinations, and interpretations will be final and binding on all plan participants and any other award holders.

Eligibility. Employees (including any employee who is also a director or an officer), consultants, and non-employee directors of the Company who render services to the Company are eligible to participate in the 2012 Plan.  As of June 4, 2018, there were approximately 15 employees, directors, and consultants who would be eligible for awards under the 2012 Plan.

Stock Options. The Administrator may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or nonstatutory stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The Administrator will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Administrator, except that the Administrator may not grant stock options with a term exceeding ten years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), a term exceeding five years.

The Administrator will determine the manner in which recipients of stock options may pay the option exercise price, which may include payment: (i) by cash, check, or promissory note, to the extent permitted by applicable laws; (ii) in shares of our common stock, provided such shares have a fair market value equal to the aggregate exercise price of the options exercised, and provided further that accepting such shares will not result in any adverse tax consequences to the Company, as the Administrator may determine it its sole discretion; (iii) under a cashless exercise program (whether through a broker or otherwise); (iv) by net exercise; (v) by such other methods of payment for the issuance of shares of common stock, to the extent permitted by applicable laws; or (vi) any combination of the foregoing.

Stock Appreciation Rights. The Administrator is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2012 Plan, or tandem SARs.  SARs entitle a participant to receive an amount, in cash, shares, or a combination thereof, equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of common stock on the date of grant. The Administrator will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Administrator, except that no freestanding SAR may have a term exceeding ten years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

Restricted Stock and Restricted Stock Units. The Administrator is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of common stock that may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period as specified by the Administrator in the applicable award agreement.  Restricted stock units are the right to receive shares of common stock, cash, or a combination thereof at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Administrator, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant.  The Administrator determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants.  Restrictions or conditions could include, but are not limited to, the attainment of certain Company-wide, business unit, or individual goals (including, without limitation, continued employment with or service to the Company), or any other basis determined by the Administrator in its discretion.

Vesting, Forfeiture, Assignment. The Administrator, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2012 Plan. If the Administrator imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Administrator may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Administrator may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Administrator determines, including, without limitation, terms requiring forfeiture of awards in the event of a participant’s termination of employment or service. Except as otherwise determined by the Administrator, restricted stock will be forfeited upon a participant’s termination of employment or service during the applicable restriction period.

Awards granted under the 2012 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Administrator may, in its discretion and pursuant to the terms of an award agreement, permit transfers of awards (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of common stock or other securities of the Company, or other change in the corporate structure of the Company affecting shares of common stock occurs, then the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2012 Plan, will adjust the number and class of shares of common stock that may be delivered under the 2012 Plan and/or the number, class, and price of shares of common stock covered by each outstanding award.  Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2012 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the 2012 Plan. The board of directors may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the 2012 Plan in whole or in part, except that the Company will obtain stockholder approval of any plan amendment to the extent necessary and desirable to comply with the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which our common stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the 2012 Plan. Any amendments made shall, to the extent deemed necessary or advisable by our board of directors, be applicable to any outstanding awards theretofore granted under the 2012 Plan, notwithstanding any contrary provisions contained in any award agreement, provided that no amendment, alteration, suspension, or termination of the 2012 Plan will impair the rights of any participant unless mutually agreed to between the participant and the Administrator in a writing signed by both the participant and an authorized representative of the Company. Termination of the 2012 Plan will not affect the Administrator’s ability to exercise its powers granted under the 2012 Plan with respect to awards granted under the 2012 Plan prior to the date of its termination.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the 2012 Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonstatutory stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonstatutory stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonstatutory Stock Options. A participant generally will not recognize income at the time a nonstatutory stock option is granted. When a participant exercises a nonstatutory stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonstatutory stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonstatutory stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonstatutory stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of such shares’ fair market value. The participant’s tax basis in such shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonstatutory stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives a grant of restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either a short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no U.S. federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Restricted Stock Units. In the case of an award of restricted stock units, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a U.S. federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

U.S. Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award under the 2012 Plan is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of cash, any certificate for shares of common stock, or the registration of the shares in the participant’s name, as applicable, the participant remit to us an amount sufficient to satisfy the withholding requirements.  Such payment may be made in whole or in part by: (i) paying cash; (ii) electing to have the Company withhold otherwise deliverable shares of common stock that have a fair market value equal to the minimum statutory amount required to be withheld; (iii) delivering to the Company shares of the Company’s common stock already owned by the participant that have a fair market value equal to the statutory amount required to be withheld, provided the delivery of such shares will not result in any adverse accounting consequences to the Company, as the Administrator may determine in its sole discretion; or (iv) selling a sufficient number of shares of common stock otherwise deliverable to the participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.

Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017.  This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (y) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017 (each, a “Grandfathered Award”), so long as the contract is not materially modified after that date.  To the extent that compensation is payable pursuant to any Grandfathered Awards, and if we determine that Section 162(m) of the Code will apply to such Grandfathered Award, the Company intends to construe and interpret and operate the 2014 Plan so that the terms of the Grandfathered Award will not be materially modified and will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the 2012 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights; and (ii) the loss by us of a compensation deduction.

Interest of Directors and Executive Officers

All members of our board of directors and all of our executive officers are eligible for awards under the 2014 Plan and, thus, have a personal interest in the approval of the Plan Amendment.

New Plan Benefits

With respect to the increased number of shares reserved under the 2012 Plan pursuant to the Sixth Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2012 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Administrator.

The market value of our common stock is $1.78 per share based on the closing price of our common stock on June 4, 2018.

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Special Meeting entitled to vote on such proposal is required for the approval of the Sixth Amendment.

The board of directors recommends a vote FOR the approval of Proposal 1.

PROPOSAL 2: APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED  CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

Our board of directors has adopted and is recommending that our stockholders approve an amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split. On June 4, 2018 the board of directors, unanimously adopted resolutions approving, declaring advisable and recommending to our stockholders for their approval an amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split with a ratio in the range of 1-for-2 and 1-for-5, inclusive, such ratio to be determined by the Company’s board of directors in its discretion with respect to the issued and outstanding common stock of the Company. Approval of this proposal will grant the Company’s board of directors the authority, without further action by the stockholders, to carry out the Reverse Stock Split at any time, with the exact exchange ratio and timing to be determined at the discretion of the Company’s board of directors and set forth in a public announcement. Even if our stockholders approve this proposal, the Company’s board of directors may determine in its discretion not to effect the Reverse Stock Split and to abandon any amendment to the Certificate of Incorporation to implement the Reverse Stock Split prior to the time the certificate of amendment to our Amended and Restated Certificate of Incorporation is filed and becomes effective.

If approved, this proposal would approve the amendment to the Amended and Restated Certificate of Incorporation set forth in Annex C solely to the extent such amendment relates to the Reverse Stock Split. Stockholders are urged to carefully read Annex C.

Effective Time

If this proposal is approved and the Company’s board of directors determines to effect the Reverse Stock Split, we will file the proposed certificate of amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Reverse Stock Split will become effective at the time the certificate of amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of Delaware and becomes effective, with the exact timing to be determined at the discretion of the Company’s board of directors.

If this proposal is approved, no further action on the part of stockholders would be required to either effect or abandon the Reverse Stock Split. Our board of directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Background and Reasons for the Reverse Stock Split
The Company’s board of directors believes that the Reverse Stock Split is advisable because the expected increase to the market price of our common stock as a result of implementing the Reverse Stock Split is expected to improve the marketability and liquidity of our common stock and may encourage interest and trading in our common stock. The Reverse Stock Split could allow a broader range of institutions to invest in our stock (namely, investors that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our common stock.  The Reverse Stock Split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.
In addition, we would like to eventually apply for listing on the NASDAQ Capital Market or another national securities exchange. The Reverse Stock Split could potentially increase our stock price such that it may satisfy the minimum bid or share price required for an initial listing requirements on the NASDAQ Capital Market. Our common stock is currently traded on the OTCQB under the symbol “BSGM.” As of June 4, 2018, our stock price was $1.78 per share. At the present time, we do not have any immediate plans or any agreements or understandings to uplist to a national securities exchange. The NASDAQ Capital Market requires, among other items, an initial bid price of least $4.00 per share and following the initial listing (subject to certain exceptions), the maintenance of a continued price of at least $1.00 per share. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would remain following the Reverse Stock Split over the minimum bid price requirement of any such stock exchange.

Board Discretion to Implement the Reverse Stock Split

Our board of directors believes that stockholder approval of a range of Reverse Stock Split ratios (rather than a single exchange ratio) is in the best interests of our stockholders because it provides the board of directors with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented.

If stockholders approve this proposal, the board of directors would carry out a reverse stock split only upon the board of directors’ determination that a reverse stock split would be in the best interests of our stockholders at that time. The board of directors would then set the ratio for the Reverse Stock Split within the range approved by stockholders and in an amount it determines is advisable and in the best interests of the stockholders considering relevant market conditions at the time the Reverse Stock Split is to be implemented. In determining the Reverse Stock Split ratio, following receipt of stockholder approval, the board of directors may consider numerous factors including:

•	the historical and projected performance of our common stock;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	our capitalization (including the number of shares of common stock issued and outstanding);

•	the then-prevailing trading price for our common stock and the volume level thereof; and

•	the potential devaluation of our market capitalization as a result of the Reverse Stock Split.

Our board of directors intends to select a reverse stock split ratio that it believes would be most likely to achieve the anticipated benefits of the Reverse Stock Split described above.

Certain Risks Associated with the Reverse Stock Split

Before voting on this proposal, stockholders should consider the following risks associated with effecting the Reverse Stock Split:

•
Although we expect that the Reverse Stock Split will result in an increase in the market price of our common stock, we cannot assure you that the Reverse Stock Split, if effected, will increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the market price. The effect the Reverse Stock Split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the Securities and Exchange Commission. Accordingly, the total market capitalization of our common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

•
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

•
Although our board of directors believes that the decrease in the number of shares of common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in our common stock and possibly promote greater liquidity for stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

If the Reverse Stock Split is approved and effected with respect to the issued and outstanding common stock, each holder of common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of common stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split would be effected simultaneously for all outstanding shares of common stock at the same exchange ratio. Except for adjustments that may result from the treatment of fractional shares (as described below), the Reverse Stock Split would affect all stockholders uniformly and would not change any stockholder’s percentage ownership interest in the Company. The relative voting rights and other rights and preferences that accompany the shares of common stock will not be affected by the Reverse Stock Split. Shares of common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable.

The principal effects of a Reverse Stock Split will be that:

•
each two-to-five shares of our common stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by the board of directors), will be combined into one new share of our common stock;

•
no fractional shares of common stock will be issued in connection with any Reverse Stock Split; instead, holders of common stock who would otherwise receive a fractional share of common stock pursuant to the Reverse Stock Split will be rounded up to the next whole share as explained more fully below;

•
based upon the Reverse Stock Split ratio selected by the board of directors, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all then outstanding stock options, restricted stock units and warrants (if any), which will result in a proportional decrease in the number of shares of our common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants; and

•	the number of shares then reserved for issuance under our equity compensation plans will be reduced proportionately based upon the Reverse Stock Split ratio selected by the board of directors.

Effect on Equity Compensation Plans and Outstanding Options and Warrants

If the Reverse Stock Split is approved and effected, the total number of shares of common stock authorized for issuance under the 2012 Plan would be reduced in proportion to the ratio selected by our board of directors. As of June 4, 2018, there were a total of 15,186,123 shares of common stock authorized for issuance pursuant to awards under the 2012 Plan, of which 0 shares remained available for future awards.  Assuming that Proposal 1 is approved by our stockholders and implemented by our board of directors such that the maximum number of shares will be reserved for issuance in connection with future awards under our equity compensation plans, based on the number of shares authorized for issuance pursuant to awards as of June 4, 2018, there would be a total of 18,686,123 shares of common stock authorized for issuance pursuant to awards under the 2012 Plan, of which 3,500,000 shares would remain available for future awards. Following the Reverse Stock Split, if any, such amount would be reduced to between 3,737,225 and 9,343,062 shares, of which between 700,000 and 1,750,000 shares would be available for future awards under the 2012 Plan.

Under the terms of our outstanding equity awards, options and warrants, the proposed Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise or vesting of such awards, options and warrants in the same ratio of the Reverse Stock Split and, correspondingly, would proportionately increase the exercise or purchase price, if any, of all such awards, options and warrants. The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards, options and warrants and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the Plans, which may include rounding the number of shares of common stock issuable down to the nearest whole share, with no cash payment being made in respect of such rounding, and the exercise or purchase price of such equity awards, options and warrants rounded up to the nearest whole cent, in each case in compliance with the requirements of Sections 424 and 409A of the Code, as applicable, and the Treasury Regulations issued thereunder.

The following table contains approximate information relating to our common stock immediately following the Reverse Stock Split under certain possible exchange ratios, based on the number of shares outstanding as of June 4, 2018. The table below assumes that Proposal 1 is approved by our stockholders and implemented by our board of directors, such that the maximum number of shares will be reserved for issuance in connection with future awards under our equity compensation plans:

	June 4, 2018	1-for-2	1-for-3	1-for-4	1-for-5
Number of outstanding shares of common stock	34,471,347	17,235,674	11,490,449	8,617,837	6,894,270
Number of shares of common stock reserved for issuance upon exercise of outstanding stock options and warrants *	63,392,628	31,696,314	21,130,876	15,848,157	12,678,526
Number of shares of common stock reserved for issuance in connection with future awards under our equity compensation plans *	3,501,740	1,750,870	1,167,247	875,435	700,348
Number of authorized and unreserved shares of common stock not outstanding	136,607,372	68,303,686	45,535,791	34,151,843	27,321,475

*	Assumes the approval of Proposal 1 and the implementation of the Sixth Amendment to the 2012 Plan.

Potential Anti-Takeover Effect

An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the increased available shares might be to make more difficult or to discourage an attempt to takeover or otherwise acquire control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the board of directors or contemplating a tender offer or other change in control transaction). In addition, the Amended and Restated Certificate and our Bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the board of directors to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by the board of directors and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.

Our board of directors is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and any Reverse Stock Split is not part of any plan by our board of directors to recommend or implement a series of anti-takeover measures.

Accounting Matters

The Reverse Stock Split will not affect the par value per share of our common stock, which will remain unchanged at $0.001 per share. As a result of the Reverse Stock Split, at the effective time, the stated capital on our balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced in proportion to the ratio of the Reverse Stock Split. Correspondingly, the additional paid-in capital account, which consists of the difference between the stated capital and the aggregate amount paid upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. The stockholders’ equity, in the aggregate, will remain unchanged. In addition, the per share net income or loss of common stock, for all periods, will be restated because there will be fewer outstanding shares of common stock.

Mechanics of the Reverse Stock Split

If the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

Exchange of Stock Certificates

Shortly after the Reverse Stock Split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our stock transfer agent in exchange for the issuance of new certificates reflecting the Reverse Stock Split in accordance with the procedures to be set forth in a letter of transmittal to be sent by our stock transfer agent. In connection with the Reverse Stock Split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO FOLLOWING THE ANNOUNCEMENT OF THE COMPLETION OF THE REVERSE STOCK SPLIT.

Effect on Registered “Book-Entry” Holders of Common Stock

Holders of common stock may hold some or all of their common stock electronically in book-entry form (“street name”) under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Fractional Shares

No fractional shares will be issued. The board of directors has determined to issue, in exchange for the consideration to the Company specified in the resolutions of the board of directors, that number of fractions of a share to ensure that any fractional share resulting from the Reverse Stock Split will be rounded up to the next whole share.

No Dissenters’ or Appraisal Rights

Under the DGCL, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Reservation of Right to Delay the Filing of, or Abandon, the Reverse Stock Split

The board of directors reserves the authority to decide, in its sole discretion, to delay or abandon the Reverse Stock Split after the stockholder vote and before the effectiveness of the Reverse Stock Split if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

No Going Private transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e–3 of the Securities Exchange Act of 1934, and the implementation of the proposed Reverse Stock Split will not cause the Company to go private.

U.S. Federal Income Tax Considerations

The following is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to stockholders. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This discussion is a summary for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (i) stockholders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) U.S. stockholders whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our common stock in connection with employment or the performance of services; or (xii) U.S. expatriates.

In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as the U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding our common stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below and that a court would not sustain any such challenge. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

Taxation of Stockholders.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a stockholder should not recognize gain or loss as a result of the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the stockholder’s aggregate tax basis in the shares of the common stock surrendered, and such stockholder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered.

Taxation of the Company.

The Company will not recognize any gain or loss as a result of the Reverse Stock Split.

Vote Required for Approval

Approval of this Proposal 2 requires the affirmative vote of the holders of a majority of the shares of our voting securities outstanding and entitled to vote on such proposal at the Special Meeting.

The board of directors recommends a vote FOR the approval of Proposal 2.

PROPOSAL 3: ADJOURNMENT PROPOSAL

If approved, this proposal would permit us to adjourn or postpone the Special Meeting for the purpose of soliciting additional proxies in favor of any of Proposals 1 and 2 in the event that there are not sufficient votes at the time of the Special Meeting to approve any of such proposals.

The approval of this Proposal 3 requires the affirmative vote of a majority of the votes cast on such proposal.

Failure to attend the Special Meeting in person or by proxy and abstentions will have no effect on the outcome of the vote on this proposal.

The board of directors recommends a vote FOR the approval of Proposal 3.

OTHER BUSINESS

The board of directors knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the Securities and Exchange Commission, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at BioSig Technologies, Inc., 12600 Hill Country Blvd., R-275, Austin, TX 78738.  Because we did not hold an annual meeting last year, the proposal must be received a reasonable time before we begin to print and send our proxy materials.  With respect to other stockholders proposals, management will be able to vote proxies in its discretion without advising stockholders in the proxy statement about the nature of the matter and how management intends to vote if notice of the proposal is not received by us at our principal executive offices a reasonable time before we send our proxy materials for the current year.

Annex A
SIXTH AMENDMENT
TO THE
BIOSIG TECHNOLOGIES, INC. 2012 EQUITY INCENTIVE PLAN

This SIXTH AMENDMENT TO THE BIOSIG TECHNOLOGIES, INC. 2012 EQUITY INCENTIVE PLAN (this “Amendment”), effective as of ______, 2018, is made and entered into by BioSig Technologies, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the BioSig Technologies, Inc. 2012 Equity Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Section 18 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time; and

WHEREAS, the Board desires to amend the Plan to increase the number of shares of Common Stock that may be delivered pursuant to Awards under the Plan by an additional 3,500,000 shares.

NOW, THEREFORE, in accordance with Section 18 of the Plan, the Company hereby amends the Plan as follows:

1.          Section 3(a) of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 3(a):

(a) Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 18,686,123 Shares, plus (i) any Shares that, as of the date of stockholder approval of this Plan, have been reserved but not issued pursuant to any awards granted under the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan (the “2011 Plan”) and are not subject to any awards granted thereunder, and (ii) any Shares subject to stock options or similar awards granted under the 2011 Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2011 Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to clauses (i) and (ii) equal to 1,500,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

2.          Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Remainder of Page Intentionally Left Blank;
Signature Page Follows.]
A-1

IN WITNESS THEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

BIOSIG TECHNOLOGIES, INC.

By:
Name:          Kenneth L. Londoner
Title:            Chairman of the Board of Directors
A-2

Annex B

BIOSIG TECHNOLOGIES, INC.

2012 EQUITY INCENTIVE PLAN

1. Purposes of the Plan.  The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units.

2. Definitions.  As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan.  The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company.  A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

Annex B

(ii) Change in Effective Control of the Company.  If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets.  A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.  For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended.  Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by the compensation committee of the Board,  in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means BioSig Technologies, a Delaware corporation, or any successor thereto.

Annex B

(k) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased.  The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

Annex B

(r)  “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(s) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(t) “Option” means a stock option granted pursuant to the Plan.

(u) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(v) “Participant” means the holder of an outstanding Award.

(w) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture.  Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(x) “Plan” means this 2012 Equity Incentive Plan.

(y) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(z) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9.  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(aa) “Service Provider” means an Employee, Director or Consultant.

(bb) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(cc) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(dd) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan.  Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 2,000,000 Shares, plus (i) any Shares that, as of the date of stockholder approval of this Plan, have been reserved but not issued pursuant to any awards granted under the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan (the “2011 Plan”) and are not subject to any awards granted thereunder, and (ii) any Shares subject to stock options or similar awards granted under the 2011 Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2011 Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to clauses (i) and (ii) equal to 1,500,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

Annex B

(b) Lapsed Awards.  If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated).  Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan.  Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.  Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b).

(c) Share Reserve.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Other Administration.  Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

Annex B

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Section 18(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(d));

(x) to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 14;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility.  Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

Annex B

6. Stock Options.

(a) Grant of Options.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b) Option Agreement.  Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Limitations.  Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options.  For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

(d) Term of Option.  The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof.  In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e) Option Exercise Price and Consideration.

(i) Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.  In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.  Notwithstanding the foregoing provisions of this Section 6(e)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii) Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

Annex B

(iii) Form of Consideration.  The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant.  Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise, (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (8) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.  An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding).  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.  Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.  The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within thirty (30) days of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

Annex B

(iii) Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent the Option is vested on the date of termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares.  The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

(c) Exercise Price and Other Terms.  The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7(f) will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.  Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

Annex B

(d) Stock Appreciation Right Agreement.  Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.  Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount.  Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement.  Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.  Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability.  Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions.  Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine.  The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

Annex B

(f) Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise.  If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

(a) Grant.  Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator.  After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms.  The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator.  Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment.  Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement.  The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation.  On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10. Compliance With Code Section 409A.  Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator.  The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator.  To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

Annex B

11. Leaves of Absence/Transfer Between Locations.  Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.  A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.  For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12. Limited Transferability of Awards.

(a) Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant.  If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Participant upon the death or disability of the Participant.  Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award; provided, however, that the Administrator will make such adjustments to an Award required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the Award.

Annex B

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control.  In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing.  In taking any of the actions permitted under this subsection 13(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.  In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

Annex B

For the purposes of this subsection 13(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 13(c) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

14. Tax Withholding.

(a) Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.  The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.  The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

Annex B

15. No Effect on Employment or Service.  Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16. Date of Grant.  The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator.  Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17. Term of Plan.  Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board.  Unless sooner terminated under Section 18, it will continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval.  The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19. Conditions Upon Issuance of Shares.

(a) Legal Compliance.  Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

Annex B

20. Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

21. Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

22. Information to Participants.  Beginning on the earlier of (i) the date that the aggregate number of Participants under this Plan is five hundred (500) or more and the Company is relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act and (ii) the date that the Company is required to deliver information to Participants pursuant to Rule 701 under the Securities Act, and until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, is no longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act or is no longer required to deliver information to Participants pursuant to Rule 701 under the Securities Act, the Company shall provide to each Participant the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six (6) months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information.  The Company may request that Participants agree to keep the information to be provided pursuant to this section confidential.  If a Participant does not agree to keep the information to be provided pursuant to this section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act or Rule 701 of the Securities Act.

Annex C
PROPOSED AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
 BIOSIG TECHNOLOGIES, INC.

If the Reverse Stock Split Proposal is approved, the certificate of incorporation of BioSig Technologies, Inc. will be amended to add the following as paragraph F of ARTICLE IV in the form below:

“D. Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s common stock, $0.001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified as (without any further act) into a smaller number of shares such that each two (2) to five (5) shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.001 par value per share, of the Corporation (the “New Common Stock”), the exact ratio within such range to be determined by the board of directors of the Corporation prior to the Effective Time and publicly announced by the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.

C-1

BIOSIG TECHNOLOGIES, INC.
Attn: KENNETH LONDONER
12424 WILSHIRE BLVD. STE 745
LOS ANGELES, CA 90025

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

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NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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PAGE 1 OF 2

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02 0000000000

The Board of Directors recommends you vote "FOR" proposals 1, 2 and 3.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Signature [PLEASE SIGN WITHIN BOX] Date

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0000384637_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice & Proxy Statement is/are available at www.proxyvote.com

BIOSIG TECHNOLOGIES, INC.
Special Meeting of Stockholders
July 30, 2018 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Steve Chaussy and Kenneth L. Londoner, and each of them, his true and lawful agents and proxies with full power to substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of BioSig Technologies, Inc. held of record by the undersigned on June 5, 2018, at the Special Meeting of Stockholders to be held at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112, on July 30, 2018, at 10:00 a.m. New York time, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on this proxy card. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" proposals 1-3, and as the proxies(or any of them) deem advisable on such other matters as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors unanimously recommends a vote "FOR" proposals 1 - 3.

Continued and to be signed on reverse side

0000384637_2 R1.0.1.17